UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2011

Commission File Number: 333-146758

CHINA INFRASTRUCTURE CONSTRUCTION CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	16-1718190
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

Shidai Caifu Tiandi Building Suite 1906-09, 1 Hangfeng Road Fengtai District Beijing, China 100070
(Address of principal executive offices)

86-10-5170-9287
(Registrant’s telephone number, including area code)
_______________________________

(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.

On November 17, 2011, Mr. Francis Nyon Seng Leong resigned from his position as a Director of China Infrastructure Construction Corporation (the “Company”). Mr. Leong’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Infrastructure Construction Corporation

November 21, 2011	By:	/s/ John Bai
John Bai
Chief Financial Officer